                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                     Date of Report (Date of earliest event reported) May 27, 2005

                                                         U.S. Can Corporation
                                        (Exact name of registrant as specified in its charter)

                        Delaware                                   1-13678                           06-1094196
              (State or other jurisdiction                 (Commission File Number)                (IRS Employer
                   of incorporation)                                                            Identification No.)

   700 East Butterfield Road, Suite 250, Lombard, IL                                                   60148
        (Address of principal executive offices)                                                     (Zip Code)

                                   Registrant's telephone number, including area code (630) 678-8000

                                    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneous satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to rule 13e04(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                               INFORMATION TO BE INCLUDED IN THE REPORT

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 1.01 Entry Into a Material Definitive Agreement

         On May 27, 2005, U.S. Can Corporation (the "Company") entered into a letter agreement with Anthony MacLaurin (the "Letter
Agreement") effective as of April 25, 2005 terminating the Employment Agreement between the Company and Anthony MacLaurin dated
December 22, 2004, which was previously filed as Exhibit 10.37 to the Company's Annual Report on Form 10-K for the year ended
December 31, 2004 (the "Employment Agreement").  Under the terms of the Letter Agreement, Mr. MacLaurin will receive severance benefits, including compensation at his base salary for a period of 18 months and a pro rata portion of his incentive compensation, in accordance with Section 5(d) of the Employment Agreement.  The Letter Agreement provides, among other items, that Mr. MacLaurin agrees to a standard release of claims against the Company.

Item 1.02 Termination of a Material Definitive Agreement

         As disclosed above in Item 1.01, the Employment Agreement was terminated on May 27, 2005, effective as of April 25, 2005.

                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 ---------------------------------
                                                                 Name: Philip Mengel
                                                                 Title: Chief Executive Officer

Date  June 3, 2005